Exhibit 99.2

STOCK AND WARRANT PURCHASE AGREEMENT

This STOCK AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of the date of the signature of the Company set forth on the signature pages hereof, by and among VISTULA COMMUNICATIONS SERVICES, INC., a Delaware corporation, with its principal offices at 405 Park Avenue, Suite 801, New York, New York 10022 (including its Subsidiaries as defined below, the “Company”), and each person identified as an Investor on the signature pages hereto (collectively, the  “Investors”).

WHEREAS, the Company desires to sell on a “best efforts-no minimum” basis, units (the “Units”), each Unit consisting of (i) one (1) share (each a “Share,” collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) eight-tenths of one warrant to acquire one share of the Common Stock, subject to adjustment, at an exercise price of $1.00 per share (each, a “Warrant,” and collectively, the “Warrants”), in a private placement (the “Offering”) to be conducted by the Company, the terms of which are set forth in an Offering Memorandum dated May 16, 2006, including all exhibits and attachments thereto or incorporated by reference therein (the “Memorandum”);

WHEREAS, the Company is offering the Units pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), to “accredited investors” only, as such term is defined in Rule 501(a) of said Regulation D; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Memorandum.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SECTION 1
PURCHASE AND SALE OF UNITS

1.1           Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and in the Memorandum, each Investor, severally and not jointly, agrees to purchase at the Closing (as defined below), and the Company agrees to issue and sell to such Investor at the Closing, for the purchase price set forth opposite such Investor’s name on such Investor’s signature page that number of Units set forth opposite such Investor’s name on such Investor’s signature page at a purchase price of $1.00 per Unit. Each Investor hereby:

(a)           tenders an executed copy of its signature page to this Agreement;

(b)           tenders an executed copy of the Investor Qualification Questionnaire attached hereto as Exhibit A (the “Qualification Questionnaire”), an executed copy of the Selling Stockholder Questionnaire attached hereto as Exhibit B (the “Selling Stockholder Questionnaire”) and an executed copy of the Registration Rights Agreement (as defined below); and

(c)           tenders the purchase price set forth opposite such Investor’s name as set forth on such Investor’s signature page to Continental Stock Transfer & Trust Company (the “Escrow Agent”) by wire transfer of immediately available funds to the Escrow Account (as defined below) designated on the signature pages hereto (the “Proceeds”). The Offering is on a “best efforts — no minimum” basis”. The Company and the Investors agree that the Proceeds will be deposited in an escrow account (the “Escrow Account”) maintained by the Escrow Agent, pending a determination to close on such Proceeds or a termination of the Offering pursuant to Section 5 hereof. There is no minimum number of Units that must be sold in order to conduct the Closing.

1.2           Closing; Escrow of Excess Proceeds. The closing of the purchase and sale of the Units pursuant to Section 1.1 (the “Closing”) will take place on the earlier of (A) such date as the Company may determine in its discretion in consultation with CRT Capital Group LLC (the “Placement Agent”), and (B) May 25, 2006 for any amount of Proceeds at the offices of DLA Piper Rudnick Gray Cary US LLP, 1251 Avenue of the Americas, New York New York 10020, or at such other place or time as may be mutually agreed upon by the Company and the Placement Agent (the “Closing Date”). Upon the Closing Date, subject to the fulfillment of the conditions set forth in Section 3 hereof, the Company shall issue and deliver to such Investor (i) a stock certificate or certificates representing that number of Shares set forth opposite such Investor’s name as set forth on such Investor’s signature page, in such denominations and registered in such names as such Investor may request and (ii) Warrants to purchase that number of shares of Common Stock set forth opposite such Investor’s name as set forth on such Investor’s signature page registered in such names as such Investor may request.

1.3           Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document (as defined below) are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of any Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

SECTION 2

REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1           Investor Representations, Warranties and Covenants. The Investor hereby acknowledges, represents, warrants or covenants, as the case may be, to the Company as follows:

(a)           The Investor is and on each date on which it exercise Warrants will be, an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by his response set forth in the Qualification Questionnaire attached hereto, and that he is able to bear economic risk of an investment in the Units.

(b)           The Investor has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units, including the documents filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

(c)           The Investor acknowledges receipt and careful review of the Memorandum, including, but not limited to, the attachments and exhibits thereto, and each report, schedule, effective registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 2004 (the “SEC Documents”) pursuant to the Securities Act or the Exchange Act, as amended, and hereby represents that he has been furnished by the Company during the course of this transaction with all other information regarding the Company which he had requested or desired to know, that all documents which could be reasonably provided have been made available for his inspection and review, that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested and in the Memorandum. Notwithstanding the foregoing, it is understood that Investor is purchasing the Units without being furnished a prospectus setting forth all of the information that would be required to be furnished in a prospectus under the Securities Act.

(d)           The Investor understands and recognizes that the purchase of the Units is highly speculative and involves a high degree of risk and that only investors who can afford the loss of their entire investment should consider investing in the Company. The Investor has also reviewed the risk factors in the SEC Documents and in the Memorandum.

(e)           The Investor acknowledges that the Offering will be conducted on a “best efforts-no minimum” basis, and that there is no minimum amount of Units which must be purchased in order to close any purchase. The Closing will be held at such time as determined by the Company in consultation with the Placement Agent and the determination as to the timing of Closing shall bear no relation to the aggregate amount of funds and could be with respect to one or more Investor purchases. The Investor acknowledges that the Company may find it necessary to raise additional capital in the future.

(f)            The Investor acknowledges the Memorandum has not been reviewed by the SEC or any state securities regulators. The Investor represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Investor agrees that he will not sell or otherwise transfer such securities unless they are registered under the Securities Act or unless an exemption from such registration is available. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Units.

(g)           The Investor understands that he may never be able to liquidate his investment in the Company. Although the Company has undertaken to register under the Securities Act the Common Stock comprising Units and the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares” and collectively with the Common Stock included in the

Units, the “Securities”) pursuant to a registration rights agreement of even date herewith (the “Registration Rights Agreement”), there can be no assurance that such registration will ever be effective or remain effective, or that there will be any liquidity with respect to the sale of such securities, if and when registered. Investor represents that he has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Investor’s ability to provide for its current needs and possible financial contingencies, and that the Investor’s commitment to all high risk investments (including this one if this purchase is agreed to and accepted by the Company) is reasonable in relation to the Investor’s net worth and/or annual income.

(h)           The Investor understands that pending an effective registration under the Securities Act, if any, the Common Stock, the Warrants and the Warrant Shares will be restricted securities as such term is defined under Rule 144 (“Rule 144”) promulgated under the Securities Act and cannot be sold except pursuant to such registration or an exemption therefrom. The Investor further understands that the Company has no obligation to register the Warrants for resale under the Securities Act.

(i)            The Investor understands that the Company is relying on the Investor’s representations herein and the information provided by the Investor in the Qualification Questionnaire. Any information which the Investor has heretofore furnished to the Company in the Qualification Questionnaire or otherwise, including, without limitation, information with respect to its financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing the Investor will immediately furnish such revised or corrected information to the Placement Agent and Company.

(j)            The Investor understands the tax consequences of this investment and that the contents of the Memorandum do not contain tax advice or information. The Investor confirms that it is not relying on any statements or representations of the Company or any of its agents with respect to the tax and other economic considerations of an investment in the Units. The Investor has had the opportunity to consult with the Investor’s own legal, accounting, tax, investment and other advisors, who are unaffiliated with the Company or any affiliate or selling agent of the Company, with respect to the tax treatment of an investment by the Investor in the Units. The Investor also acknowledges that it is solely responsible for any of its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(k)           If the Investor is an entity, it is a corporation, limited liability company, trust or partnership or other similar entity duly organized, validly existing and in good standing under the laws of its jurisdiction. The Investor has full power and authority (corporate or otherwise) to execute, deliver and enter into this Agreement and to purchase the Units. The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of the Investor. If the Investor is an individual, the Investor has the legal capacity to enter into this Agreement and is a bona fide resident of the state shown in the address set forth on the signature pages hereto.

(l)            The Investor consents to the placement of a legend on any certificate or other documents evidencing the Shares, the Warrants and the Warrant Shares substantially in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.”

(m)          The address of the Investor furnished by him on the signature pages hereto is the undersigned’s principal residence if he is an individual or its principal business address if it is a corporation or other entity.

(n)           Except as set forth herein, no representations or warranties have been made to the Investor by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Investor is not relying on any information, other than that contained herein and the results of independent investigation by the Investor. The Investor acknowledges that no representations or warranties have been made to the Investor by the Placement Agent or any agent, employee or affiliate of the Placement Agent.

(o)           Investor either (i) has a pre-existing personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or (ii) by reason of such Investor’s business or financial experience or the business or financial experience of such Investor’s professional advisors (which professional advisors are unaffiliated with and are not compensated by the Company, or any affiliate or selling agent of the Company, directly or indirectly) such Investor could be reasonably assumed to have the capacity to protect such Investor’s own interests in connection with the transaction.

(p)           This Agreement constitutes the legal, valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and by general equitable principles, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

(q)           If the Investor is not a United States person, it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Investor’s payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(r)            The Investor also understands and agrees that, although the Company will use its best efforts to keep confidential the information provided herein, the Company may present the information provided herein to such parties as it deems advisable (a) if called upon to establish either the availability under any Federal or state securities laws of an exemption from registration of the Offering or compliance with any other legal requirement, or (b) if the contents hereof are relevant to any issue in any action, regulatory request, inspection, investigation, suit or proceeding to which the Company is a party, is subject, or by which it is or may be bound. Further, the Investor understands that the Offering may be reported to the SEC pursuant to the requirements of applicable Federal law and to various state securities or blue sky commissioners pursuant to applicable laws.

(s)           No court or governmental injunction, order or decree affecting the Investor and prohibiting the execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated hereby is in effect, and the terms of this Agreement do not conflict with any provision of the Certificate or Articles of Incorporation or By-laws (or comparable charter, partnership or other organizational documents) of the Investor, or conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a material default under, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Investor is a party.

(t)            No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, remains to be obtained or is otherwise required to be obtained by the Investor in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the purchase and sale of the Units.

(u)           The Investor acknowledges that pursuant to the terms of the Placement Agency Agreement among the Placement Agent and the Company (the “Placement Agency Agreement”), the Placement Agent is being paid the following compensation from the Company for their services in connection with the Offering: (i) cash equal to six percent (6.0%) of the aggregate gross proceeds of the Offering and (ii) warrants representing five percent (5.0%) of the total number of Shares sold to all Investors in the Offering (including the Warrant Shares for which all Warrants issued to all Investors in the Offering are exercisable) as compensation for services rendered to the Company in connection with the Offering. The Investor further acknowledges that pursuant to the terms of the Placement Agency Agreement, the Company is reimbursing the Placement Agent for certain expenses incurred by the Placement Agent in connection with the Offering.

(v)           Other than the Placement Agent (as placement agent on behalf of the Company), and any subagents they may appoint, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Investor in connection with the Investor’s purchase of the Units, the consummation of this Agreement or any of the transactions contemplated hereby. The Investor has not had any direct or indirect contact with any other investment banking firm (or similar firm) with respect to the offer of the Units by the Company to the Investor or the Investor’s purchase of the Units.

(w)          Other than the Memorandum and the exhibits attached thereto, the Investors did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Units or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to the Investor’s knowledge, invited by any general solicitation or general advertising with respect to the Units.

(x)            The Investor acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Investor until the public announcement of the Offering by the Company. The Investor acknowledges that the foregoing restrictions on the Investor’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Investor from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Investor is aware and is in violation of applicable securities laws. Except for the terms of the Transaction Documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Investors or their agents or counsel with any information that constitutes material, non-public information.

(y)           The Investor agrees that beginning on the date hereof until the Offering is publicly announced by the Company (which the Company has agreed to undertake in accordance with the provisions of Section 4.7 hereof), the Investor will not enter into any Short Sales. For purposes of the foregoing sentence, a “Short Sale” by an Investor means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Investor has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether an Investor has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Investor (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Investor.

(z)            The foregoing acknowledgments, representations, warranties and covenants shall survive the Closing.

2.2           Representations, Warranties and Covenants of the Company. The Company hereby acknowledges, represents, warrants or covenants, as the case may be, to the Investor as follows:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on (i) the Company and each Subsidiary (as defined below) taken as a whole, (ii) its consolidated results of operations, assets, or financial condition, (iii) its ability to perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement or (iv) the Securities (a “Material Adverse Effect”).

(b)           Schedule 2.2(b) sets forth, with respect to each subsidiary of the Company (each a “Subsidiary” and collectively, the “Subsidiaries”), its type of entity and the jurisdiction of its organization. Except as set forth on Schedule 2.2(b), all of the outstanding shares of capital stock of each of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and owned by the Company or another Subsidiary, and, except as set forth on Schedule 2.2(b), are free and clear of all liens, claims, encumbrances, options, pledges and security interests (collectively, “Liens”) and were not issued in violation of, nor subject to, any preemptive, subscription or similar rights. There are no outstanding warrants, options, subscriptions, calls, rights, agreements, convertible or exchangeable securities or other commitments or arrangements relating to the issuance, sale, purchase, return or redemption, voting or transfer of any shares, whether issued or unissued, of any capital stock, equity interest or other securities of any Subsidiary. The Company and the Subsidiaries do not own any equity interests in any person, other than the Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties and to conduct its business.

(c)           Schedule 2.2(c) sets forth (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law and any rights of third parties. No person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 2.2(c), there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 2.2(c), there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 2.2(c) the Company has not granted any person the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person. Except as described on Schedule 2.2(c), the Company does not have outstanding stockholder purchase rights or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(d)           The Company has full corporate power and authority to execute, deliver and enter into this Agreement, the Offering Memorandum, the Registration Rights Agreement, the Warrants and the Escrow Agreement, each (other than the Escrow Agreement) dated as of the date hereof, by and among the Company, the Placement Agent and the Escrow Agent (collectively, the “Transaction Documents”) and to consummate the transactions contemplated hereby and thereby. All action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company’s obligations hereunder and thereunder has been taken. The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and each such agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(e)           (i) Included in the Company’s Form 10-KSB for the fiscal year ended December 31, 2005 (the “Form 10-KSB”), are true and complete copies of the audited consolidated balance sheets (the “Balance Sheets”) of the Company and its Subsidiaries at December 31, 2005 and 2004, and the related audited consolidated statements of income, changes in shareholders’ equity and consolidated statements of cash flows for the years ended December 31, 2005 and 2004 (the

“Financial Statements”), accompanied by the report of PKF, Certified Public Accountants, A Professional Corporation. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied consistently with the past practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present the consolidated financial position of the Company and the results of its operations and cash flows for the periods indicated therein. The Financial Statements have been prepared and are in accordance in all material respects with the accounting books and records of the Company. The books and records of the Company are kept in accordance with the provisions of the Exchange Act.

(ii)            A copy of each report, registration statement or other document filed by the Company with the SEC since December 31, 2004, has been made available to the Investors either by physical delivery or via the SEC’s EDGAR System. All reports or other documents required to be filed by the Company under the Securities Act or the Exchange Act since December 31, 2004 have been filed. As of their respective filing dates, each SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to the SEC Documents, and no SEC Document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

(iii)          All written disclosures provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement and the schedules to this Agreement and the information contained or incorporated by reference in the Memorandum) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(iv)          Since December 31, 2005, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities (A) disclosed in the SEC Documents filed prior to the date of this Agreement, (B) adequately provided for in the Balance Sheets or disclosed in any related notes thereto, (C) not required under GAAP to be reflected in the Balance Sheets, or disclosed in any related notes thereto, (D) incurred in connection with this Agreement or (E) incurred in the ordinary course of business and under contracts entered into in the ordinary course of business and in excess of $250,000.

(v)           Since December 31, 2005, there has not been any material adverse change in the business, financial condition or operating results of the Company and its Subsidiaries.

(f)            Except as contemplated by this Agreement or disclosed in the SEC Documents, since December 31, 2005 through the date immediately preceding the Closing Date, neither the Company nor any of its Subsidiaries has (i) issued any stock, options, bonds or other securities, (ii) borrowed any amount or incurred or became subject to any liabilities (absolute, accrued or contingent), other than current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or adverse claim or paid any obligation or liability (absolute, accrued or contingent), other than current liabilities shown on the Balance Sheets and current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution of cash or other property to the stockholders of the Company or purchased or redeemed any securities of the Company, (v) mortgaged, pledged or subjected to any lien or adverse claim any of its properties or assets, except for liens for taxes not yet due and payable or otherwise in the ordinary course of business, (vi) sold, assigned or transferred any of its assets, tangible or intangible, except in the ordinary course of business or in an amount less than $250,000, (vii) suffered any extraordinary losses or waived any rights of material value other than in the ordinary course of business, (viii) made any capital expenditures or commitments therefor other than in the ordinary course of business or in an amount less than $250,000, (ix) entered into any other transaction other than in the ordinary course of business in an amount less than $250,000 or entered into any material transaction, whether or not in the ordinary course of business, (x) made any charitable contributions or pledges, (xi) suffered any damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which could, individually or in the aggregate, have or result in a Material Adverse Effect, (xii) made any material change in the nature or operations of the business of the Company or (xiii) entered into any agreement or commitment to do any of the foregoing or that could reasonably be expected to result in any of the foregoing.

(g)           (i) The execution and delivery by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby will not (A) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (B) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its Subsidiaries is bound or (C) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, in the cases of clauses (B) and (C) above, only to the extent such conflict, breach, violation, default or Lien reasonably could, individually or in the aggregate, have or result in a Material Adverse Effect.

(vi)          No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Units, except filings as may be required to be made by the Company after the Closing with (A) the SEC and (B) state “blue sky” or other securities regulatory authorities.

(h)           The Company and its Subsidiaries have all licenses, permits and other governmental authorizations currently required for the conduct of its current business and the ownership of its properties and is in all respects complying therewith, except where the failure to have such licenses, permits and other governmental authorizations would not have a Material Adverse Effect.

(i)            Except as disclosed in the SEC Documents, there are no claims, actions, suits, investigations or proceedings pending or, to the Company’s knowledge, threatened against the Company and its Subsidiaries or their respective assets, or any director or officer of the Company or any of its Subsidiaries, in such person’s capacity as an officer or director of the Company or any of its Subsidiaries, at law or in equity, by or before any governmental authority, or by or on behalf of any third party.

(j)            The Company is not, and following the Closing of the Offering will not be, an “investment company” within the meaning of that term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(k)           Neither the Company nor any of its Subsidiaries is (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order, decree or judgment of any court, arbitrator or governmental body, the default under or violation of which could, individually or in the aggregate, have or result in a Material Adverse Effect.

(l)            [Reserved].

(m)          To the knowledge of the Company, the Company or its Subsidiaries have all trademarks, registered copyrights, service marks or trade names, permits, grants and licenses and all other intangible assets, properties and rights that are material and necessary to conduct the business of the Company, and there are no other patents, trademarks, copyrights, service marks, trade names or other intangible assets, properties or rights that are material to or that are necessary for the conduct of the business of the Company (the “Intellectual Property”). The Company and its Subsidiaries, as the case may be, own all right, title and interest, or possesses adequate rights, in and to the Intellectual Property necessary to conduct the business of the Company and to the knowledge of the Company the Intellectual Property does not infringe on or conflict with the rights or intellectual property of third parties, and, except as set forth on Schedule 2.2(m), neither the Company, nor any of its Subsidiaries has received any written notice contesting its right to use any such Intellectual Property. Except as set forth on Schedule 2.2(m), the Intellectual Property has not been and are not the subject of any pending or threatened litigation or claim of infringement, and the transactions contemplated hereby and by the other Transaction Documents will not adversely affect the right, title and interest of the Company in and to the Intellectual Property.

(n)           The Company and its Subsidiaries have obtained all permits, licenses and other authorizations which are required under United States federal, state and local laws relating to pollution or protection of the environment, including laws related to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or pollutants, contaminants or hazardous or toxic materials or wastes (“Environmental Laws”), except where the failure to obtain such permits, license or authorizations would not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all terms and conditions of the required permits, licenses and authorizations and are also in full compliance with all other limitations, restrictions, conditions and requirements contained in the Environmental Laws or contained in any plan, except where the failure to so comply would not have a Material Adverse Effect. The Company is not aware of, nor has the Company received notice of, any events, conditions, circumstances, actions or plans which may interfere with or prevent continued compliance or which would give rise to any material liability under any Environmental Laws.

(o)           All material agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound and which are required to be filed by the Company pursuant to the Securities Act, the Exchange Act and the rules and regulations thereunder have been filed by the Company with the SEC. As of the date hereof, except as disclosed in the SEC Documents, and except for those agreements that by their terms are no longer in effect, each such agreement is in full force and effect and is binding on the Company and, to the Company’s knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company nor, to the Company’s knowledge, any other party thereto is in material breach of or material default under any such agreement. Except as disclosed in the SEC Documents, the Company has not received any written notice regarding the termination of any such agreements.

(p)           The Company has good title to all the properties and assets reflected as owned by it in the Financial Statements, subject to no Lien except (i) those, if any, reflected in such Financial Statements or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases. Except as disclosed in the SEC Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted.

(q)           The Company and its Subsidiaries maintain insurance of the types, against such losses and in the amounts and with such insurers as are customary in the Company’s industry and otherwise reasonably prudent, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

(r)            The Company and its Subsidiaries are in compliance in all material respects with all applicable laws and all orders of, and agreements with, any governmental authority applicable to the Company, any Subsidiary or any of their respective assets. The Company and the Subsidiaries have all permits, certificates, licenses, approvals and other authorizations required under applicable laws or necessary in connection with the conduct of their businesses, except where the failure to have such permits, certificates, licenses, approvals and other authorizations would not have a Material Adverse Effect.

(s)           The Company and its Subsidiaries have filed or obtained extensions of all material United States federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns which it or they are required to file. All material federal, state, county, local, foreign or other income taxes which have become due or payable by the Company or any of its Subsidiaries (collectively, “Taxes”), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable person. No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company or any of its Subsidiaries, except for Liens for Taxes which are not yet due or which would not have a Material Adverse Effect. No audits or investigations are pending or, to the knowledge of the Company, threatened with respect to any tax returns or Taxes of the Company or any of its Subsidiaries.

(t)            The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(u)           The Company is not involved in any material labor dispute with its employees nor is any such dispute, to the Company’s knowledge, threatened or imminent.

(v)           Assuming the truth of the Investor’s representations and acknowledgments contained in Section 2.1 hereof, neither the Company nor any person acting on its behalf (other than Placement Agent and its officers, directors, employees and agents, as to whom the Company makes no representations) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the Investors designated on the signature pages hereto. Each Share, Warrant and Warrant Share certificate shall bear substantially the same legend set forth in Section 2.1(l) hereof for at least so long as required by the Securities Act.

(w)          Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(x)            Other than the Placement Agent and any subagents it may appoint, no finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the sale of the Units by the Company or the consummation of this Agreement or any of the transactions contemplated hereby. The Company has not had any direct or indirect contact with any other placement agent (or similar firm) with respect to the offer of the Units by the Company to the Investor or the Investor’s purchase of the Units.

(y)           The Company is in material compliance with the Sarbanes-Oxley Act of 2002, as may be applicable to it, and all requirements under the Exchange Act. Since the date of the Company’s most recent Form 10-KSB, there have been no changes in internal controls over financial reporting or disclosure controls and procedures.

(z)            The Company intends to account for the gross proceeds raised from the financing which is the subject of this Agreement as equity in its financial statements.

SECTION 3
CONDITIONS FOR CLOSING

3.1           Conditions of Investor’s Obligations at Closing. The obligations of each Investor under this Agreement are subject to the Company’s fulfillment on or before Closing of each of the following conditions:

(a)           Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement which are qualified as to materiality must be true and correct in all respects and each of the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date, in each case, as if made on such date.

(b)           Performance. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before the Closing.

(c)           No Suspension. No order suspending the use of the Transaction Documents or the SEC Documents or enjoining the offering or sale of the Securities shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, are contemplated or threatened nor has any order been issued halting the trading of the Company’s Common Stock on the OTC Bulletin Board.

(d)           Capitalization. Immediately prior to the consummation of the Closing, the Company will have an authorized capitalization as set forth on Schedule 2.2(c).

(e)           Officers’ Certificate. The Investors shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, certifying in their capacity as officers of the Company, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f)            No Material Adverse Change. At Closing, the Chief Executive Officer and the Chief Financial Officer of the Company shall have provided a certificate to the Placement Agent confirming that there have been no material adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the Transaction Documents or the SEC Documents other than as set forth or contemplated in the Transaction Documents and the Purchase Agreement.

(g)           Opinion of Counsel to the Company. The Company shall have delivered to the Investor an opinion dated as of the Closing Date and addressed to the Investors from Foley Hoag LLP, counsel for the Company.

(h)           Registration Rights Agreement. The Company shall have executed and delivered to the Investor the Registration Rights Agreement, in substantially the form attached as Exhibit D executed by the Company.

(i)            Warrants. The Company shall have executed and delivered to the Investor Warrants to purchase that number of shares of Common Stock equal to the number of Units purchased by such Investor multiplied by .80, pursuant to a Warrant dated the Closing Date, in substantially the form attached as Exhibit E (the “Warrant”), executed by the Company.

(j)            Stock Certificates. The Company shall have delivered to the Investor certificates representing that number of Shares equal to the number of Units purchased by such Investor.

(k)           No Injunctions; etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Units will be in effect. There will not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained to issue and sell the Units to the Investor.

(l)            Waivers and Consents. The Company shall have obtained all consents and waivers necessary to execute and deliver this Agreement and the other Transaction Documents and to issue and deliver the Shares, the Warrants, and the Warrant Shares issuable thereon, and all consents and waivers shall be in full force and effect.

3.2           Conditions of the Company’s Obligations at Closing. The obligations of the Company with respect to each Investor under this Agreement are subject to such Investor’s fulfillment on or before the Closing of each of the following conditions by the Investor:

(a)           Representations and Warranties. The representations and warranties of the Investor contained in Section 2.1 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date.

(b)           Payment of Purchase Price. The Investor shall have delivered the purchase price and other documents required pursuant hereto.

(c)           Registration Rights Agreement. The Company shall have received from the Investor the Registration Rights Agreement, executed by the Investor.

(d)           Investor Qualification Questionnaire. The Company shall have received from the Investor a completed Qualification Questionnaire, executed by the Investor.

(e)           Selling Stockholder Questionnaire. The Company shall have received from the Investor a completed Selling Stockholder Questionnaire, executed by the Investor.

(f)            No Injunctions; Etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Units shall be in effect. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale or requiring any consent or approval of any person that has not been obtained to issue and sell the Units to the Investor.

SECTION 4
AFFIRMATIVE COVENANTS OF THE COMPANY

4.1           The Company hereby covenants and agrees with the Investors as follows:

(a)           Conduct of the Company. Between the date hereof and the Closing Date, the Company shall, and shall cause each Subsidiary to:

(i)    preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of formation or organization;

(ii)   preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, licenses and franchises necessary for the Company and the Subsidiaries to operate in the normal conduct of their respective businesses as presently and as proposed to be conducted;

(iii)  use its best efforts to preserve intact its business organization;

(iv)  conduct its business in the ordinary course in accordance with sound business practices, and keep its properties in good working order and condition (normal wear and tear excepted);

(v)   take all reasonable actions to protect and maintain the Company Intellectual Property, including, without limitation, prosecuting all pending applications for patents or for the registration of trademarks and copyrights and maintaining, to the extent permitted by law, each patent or registration owned by the Company or any Subsidiary;

(vi)  (A) comply in all material respects with all applicable laws, rules and regulations and with the directions of any governmental authority, and (B) not take any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, the Warrants or the Warrant Shares in violation of applicable law;

(vii) file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a governmental authority;

(viii)  conduct its business in a manner such that the representations and warranties of the Company contained in Section 2.2 shall continue to be true and correct in all material respects on and as of the Closing;

(ix)   use its reasonable efforts to cause the conditions contained in Section 3.1 to be satisfied on or before the Closing Date; and

(x)    not issue, deliver, sell or authorize, or propose the issuance, delivery, sale or purchase of, any additional shares of capital stock, stock equivalents or any other security of the Company or any Subsidiary, other than (A) the issuance of Common Stock pursuant to the exercise of any warrants or options or other outstanding convertible securities outstanding as of the date hereof and (B) the issuance of shares of Common Stock pursuant to the Company’s stock incentive plans.

4.2   Disclosure. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company subsequent to Closing or Termination of the Offering. In the event of a breach of the foregoing covenant by the Company or any person acting on its or their behalf, the Company shall, upon written notice of such breach, make public disclosure of such material non-public information.

4.3   Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock the maximum number of Shares and Warrant Shares that may be issuable or deliverable hereunder and under all the Warrants.

4.4   Securities Law Filings. For so long as the Investors and their respective Affiliates in the aggregate hold any of the Shares, the Warrants or the Warrant Shares, the Company agrees to file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and Exchange Act.

4.5   Legends. The Company agrees that at such time as such legend specified in Section 2.2(l) is no longer required to be printed on certificates evidencing the Shares, the Warrants or the Warrant Shares (or any securities issued in exchange therefor in connection with any merger, recapitalization, reclassification or other similar transaction), the Company shall cause its counsel to promptly issue a legal opinion addressed to the Company’s transfer agent if required by such transfer agent to effect the removal of such legend as and when any Investor so requests, subject to the Investor providing any documentation reasonably requested by the Company or its counsel. The Company further agrees that at such time, it will, promptly following, and in any event within ten (10) business days of, the delivery by a Investor to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate or multiple certificates, if requested, representing such Shares or Warrant Shares that is free from all restrictive and other legends.

4.6           Use of Proceeds. The Company shall use the net proceeds from the sale of the Units for general working capital purposes, the purchase of software which is licensed for its use in the V-Cube™ product and the repayment of certain bridge loans.

4.7           Securities Laws Disclosure; Publicity. By 8:30 a.m. the day following  the Closing Date, the Company will issue a press release disclosing the material terms of the transactions contemplated hereby in accordance with the applicable SEC rules and regulations.

SECTION 5
TERMINATION

5.1           Termination. This Agreement may be terminated prior to the Closing as follows:

(a)           with respect to any individual Investor, in whole or in part, at any time on or prior to the Closing Date, by written notice given by the Company to Investor and to all other Investors prior to Closing, provided that the Company returns to such Investor, without interest or deduction, all Proceeds paid by such Investor (for such terminated portion of Proceeds thereof);

(b)           at the election of the Company or the Investor by written notice to the other parties hereto after 5:00 p.m., New York time, on May 30, 2006, if the Closing shall not have occurred on or prior to such date, unless such date is extended by the mutual written consent of the Company and the Investor; provided, however, that the right to terminate this Agreement under this Section 5.1(b) shall not be available (A) to any party whose breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (B) if the Closing has not occurred solely because any party hereto has not yet obtained a necessary approval from any governmental authority; or

(c)           by either the Company or the Investor by written notice to the other parties hereto if any governmental authority shall have issued any injunction or other order prohibiting the consummation of the Closing and such injunction or order shall not be subject to appeal or shall have become final and nonappeable.

5.2           Effect of Termination. If this Agreement is terminated pursuant to Section 5.1, this Agreement shall become void and of no further force and effect and none of the parties hereto shall have any liability in respect of such termination; provided, however, that such termination shall not relieve the Company or any Investor of any liability for any breach or non-performance of, or non-compliance with, this Agreement.

SECTION 6
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
COVENANTS

6.1           Survival of Representations, Warranties and Covenants. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until twenty-four (24) months following the Closing Date, except for (a) Sections 2.2(a), 2.2(b), 2.2(c) and 2.2(d) which representations and warranties shall survive the execution and delivery of this Agreement and the Closing hereunder for the period of any applicable statute of limitations or indefinitely if no statute of limitation applies, (b) 2.2(e), 2.2(t) and 2.2(v), which representations and warranties shall survive until the third anniversary of the Closing Date, and (c) Section 2.2(r), which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the taxes to which such representation and warranty relates, and no claim with respect to Section 2.2(s) may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom. Except as otherwise provided in this Agreement, all such representations, warranties, covenants and agreements shall inure to the benefit of the parties (subject to Section 6.2 below) and their respective successors and assigns.

SECTION 7
MISCELLANEOUS

7.1           Modification. Neither this Agreement nor any provisions hereof should be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.2           Notices. All notices and other communications required or permitted hereunder must be in writing and, except as otherwise noted herein, must be addressed as follows:

if to the Company, to:

Vistula Communications Services, Inc.

405 Park Avenue
Suite 801
New York, New York 10022
Attn:  Rupert Galliers-Pratt

Facsimile: (212) 832-7563

with a copy to:

Foley Hoag LLP

155 Seaport Blvd.

Boston, MA 02210

Attn: Paul Bork, Esq.

Facsimile: (617) 832-7000

if to any Investor, to the address shown on such Investor’s signature page, marked for attention as there indicated,

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with the provisions of this Section 7.2. Any such notice or communication will be deemed to have been received: (A) in the case of facsimile or personal delivery, on the date of such delivery; and (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent.

7.3           Execution. By the execution of the signature page attached hereto, the parties hereby agree to be bound by all of the terms and conditions of this Agreement. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the so party executing with the same force and effect as if such facsimile signature page were an original thereof.

7.4           Counterparts. This Agreement may by executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

7.5           Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs executors, administrators, successors, legal representatives and assigns. The obligation of the Investors shall be several and not joint and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

7.6           Entire Agreement. This instrument, together with the schedules and exhibits hereto, contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

7.7           Assignability. This Agreement is not transferable or assignable by the Investor.

7.8           Applicable Law; Jurisdiction. This Agreement shall be governed by and construed under the internal laws of the State of New York without regard to conflict of law rules. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the Federal courts located in the Southern District of New York, with respect to any action or legal proceeding commenced by either party with respect to this Agreement or the Units. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

7.9           Waiver of Jury Trial. The parties hereby waive their rights to a trial by jury in any action or proceeding involving any matter arising out of or relating to this Agreement or to the Units.

7.10         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach or obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision into this Agreement.

7.12         Equal Treatment of Investors. The Company shall not pay or offer to pay, whether in the form of cash, rights, benefits or other consideration, any Investor to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration, rights or benefit is paid to all Investors. For avoidance of doubt, this provision constitutes a separate right granted to each Investor and shall not in any way be construed as action in concert or action as a group by such Investor with any other Investor with respect to the purchase, disposition or voting of the Shares, Warrants or Warrant Shares.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the acceptance date by the Company indicated below:

[signatures on  following page]

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ DANIEL REID
Signature of Investor	Signature of Co-Investor

Jana Piranha Master Fund, Ltd.
Name of Investor	Name of Co-Investor

c/o JANA Partners, LLC 200 Park Avenue, Suite 3300 New York, NY 10166 Attn: Joseph Salegna
Address of Investor	Address of Co-Investor

98-0440680
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

2,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$2,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ ROBERT GRUBIN
Signature of Investor	Signature of Co-Investor

LOEB Partners Corporation and its affiliated entities
Name of Investor	Name of Co-Investor

61 Broadway, 24th Floor New York, New York 10106
Address of Investor	Address of Co-Investor

13-3114801
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

2,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$2,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JOSHUA S. HOROWITZ
Signature of Investor	Signature of Co-Investor

Berggruen Holdings North America Ltd.
Name of Investor	Name of Co-Investor

1114 Avenue of Americas, 41st Fl. New York, NY 10036
Address of Investor	Address of Co-Investor

N/A
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,500,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,500,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ C. MICHAEL VAUGHN, JR.
Signature of Investor	Signature of Co-Investor

CRT Capital Group LLC
Name of Investor	Name of Co-Investor

262 Harbor Drive Stamford, CT 06902
Address of Investor	Address of Co-Investor

06-1386357
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,100,000
Number of Units Purchased at $1.00 per Unit

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JOSEPH L. DOWLING, III
Signature of Investor	Signature of Co-Investor

Narragansett Offshore, Ltd.
Name of Investor	Name of Co-Investor

c/o Citgo Fund Services 7 Reid Street, 2nd FL Washington Mall West Hamilton HM11 Bermuda
Address of Investor	Address of Co-Investor

N/A
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,040,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,040,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JONATHAN GLASER
Signature of Investor	Signature of Co-Investor

JMG Capital Partners, LP
Name of Investor	Name of Co-Investor

11601 Wilshire Blvd., Ste. 2180 Los Angeles, CA 90025
Address of Investor	Address of Co-Investor

68-0271606
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JONATHAN GLASER
Signature of Investor	Signature of Co-Investor

JMG Triton Offshore Fund, Ltd.
Name of Investor	Name of Co-Investor

11601 Wilshire Blvd., Ste. 2180 Los Angeles, CA 90025
Address of Investor	Address of Co-Investor

N/A
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ CLAUDE A. BAUM
Signature of Investor	Signature of Co-Investor

Ore Hill Hub Fund, Ltd.
Name of Investor	Name of Co-Investor

650 Fifth Ave., 9th FL New York, NY 10019
Address of Investor	Address of Co-Investor

98-0379390
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ BRIAN DAVIDSON
Signature of Investor	Signature of Co-Investor

SF Capital Partners Ltd.
Name of Investor	Name of Co-Investor

c/o Stark Offshore Management, LLC 3600 South Lake Drive St. Francis, WI 53235
Address of Investor	Address of Co-Investor

98-0363554
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ OLIVER E.C. DOBBS
Signature of Investor	Signature of Co-Investor

Tribecca Global Convertible Investments Ltd.
Name of Investor	Name of Co-Investor

731 Lexington Ave. New York, NY 10022
Address of Investor	Address of Co-Investor

98-043-2003
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JOSEPH L. DOWLING, III
Signature of Investor	Signature of Co-Investor

Narragansett I, LP
Name of Investor	Name of Co-Investor

540 Madison Ave., 38th FL New York, NY 10022
Address of Investor	Address of Co-Investor

13-4032957
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

960,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$960,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ GERALD LEE
Signature of Investor	Signature of Co-Investor

Plainfield Special Situations Master Fund Limited
Name of Investor	Name of Co-Investor

55 Railroad Avenue Greenwich, CT 06830
Address of Investor	Address of Co-Investor

98-0451872
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

500,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$500,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ THOMAS SCHMIDT
Signature of Investor	Signature of Co-Investor

Mauretania Partners, LP.
Name of Investor	Name of Co-Investor

261 School Avenue, #400 Excelsior, MN 55331
Address of Investor	Address of Co-Investor

04-3671068
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

250,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$250,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ MOIRA MITCHELL
Signature of Investor	Signature of Co-Investor

Sandler Capital Structure Opportunities Master Fund, Ltd.
Name of Investor	Name of Co-Investor

Address of Investor	Address of Co-Investor

98-0447621
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

250,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$250,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ PARKER QUILLEN
Signature of Investor	Signature of Co-Investor

Little Wing LP
Name of Investor	Name of Co-Investor

145 East 57th Street, 10th FL New York, NY 10022
Address of Investor	Address of Co-Investor

13-3778596
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

196,500
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$196,500	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JOHN FICHTHORN
Signature of Investor	Signature of Co-Investor

Dialectic Antithesis Partners LP
Name of Investor	Name of Co-Investor

153 E. 53rd St. New York, NY 10022
Address of Investor	Address of Co-Investor

20-1811311
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

125,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$125,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ JOHN FICHTHORN
Signature of Investor	Signature of Co-Investor

Dialectic Capital Partners LP
Name of Investor	Name of Co-Investor

153 East 53rd St. New York, NY 10022
Address of Investor	Address of Co-Investor

20-0038478
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

125,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$125,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ STEVE DERBY
Signature of Investor	Signature of Co-Investor

SDS Capital Group SPC, Ltd.
Name of Investor	Name of Co-Investor

c/o SDS Management, LLC 53 Forest Ave., Suite 201 Old Greenwich, CT 06870
Address of Investor	Address of Co-Investor

98-0408011
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

100,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$100,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ PARKER L. QUILLEN
Signature of Investor	Signature of Co-Investor

Tradewinds Fund Ltd.
Name of Investor	Name of Co-Investor

145 East 59th St., 10th FL New York, NY 10022
Address of Investor	Address of Co-Investor

N/A (Offshore)
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

53,500
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$53,500	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ BRUCE W. GREGORY
Signature of Investor	Signature of Co-Investor

Aslan Capital Master Fund, LP
Name of Investor	Name of Co-Investor

375 Park Ave., Suite 1903 New York, NY 10152
Address of Investor	Address of Co-Investor

98-0372443
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

1,000,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$1,000,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ EVAN COLLINS
Signature of Investor	Signature of Co-Investor

Evan Collins
Name of Investor	Name of Co-Investor

262 Harbor Drive Stamford, CT 06902
Address of Investor	Address of Co-Investor

###-##-####
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

50,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$50,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ J. DOUGLAS HARVEY
Signature of Investor	Signature of Co-Investor

J. Douglas Harvey
Name of Investor	Name of Co-Investor

37 Contentment Island Rd. Darien, CT 06820
Address of Investor	Address of Co-Investor

###-##-####
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

25,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$25,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

STOCK AND WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

/s/ WENSLEY BARKER, III
Signature of Investor	Signature of Co-Investor

Wensley Barker, III
Name of Investor	Name of Co-Investor

36 Barton Lane Cos Cob, CT 06807
Address of Investor	Address of Co-Investor

###-##-####
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

25,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$25,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

/s/ SALVATORE PULIAFICO
Signature of Investor	Signature of Co-Investor

Bear, Stearns & Co. Inc.
Name of Investor	Name of Co-Investor

383 Madison Avenue New York, NY 10179
Address of Investor	Address of Co-Investor

13-3299429
Social Security or Taxpayer Identification Number of Investor	Social Security or Taxpayer Identification Number of Co-Investor

200,000
Number of Units Purchased at $1.00 per Unit	Vistula Communications Services, Inc.

/s/ RUPERT GALLIERS-PRATT
$200,000	Name: Rupert Galliers-Pratt Title: President and Chairman of the Board of Directors
Total Purchase Price Amount	Date: May 19, 2006

Exhibit A

VISTULA COMMUNICATIONS
SERVICES, INC.

PRIVATE PLACEMENT

OF

16,500,000 UNITS

EACH UNIT CONSISTING OF ONE
SHARE OF COMMON STOCK AND
EIGHT-TENTHS OF ONE WARRANT
TO PURCHASE ONE SHARE OF
COMMON STOCK

OFFERING DOCUMENTS

May 2006

Vistula Communications Services, Inc.

OFFERING DOCUMENTS

INSTRUCTIONS

PLEASE PRINT THE ANSWERS TO ALL QUESTIONS

1.    Enclosed are the following documents:

(a)          Stock and Warrant Purchase Agreement. Please carefully read the Stock and Warrant Purchase Agreement and print and sign your name, your contact information and social security or tax identification number where indicated.

(b)         Registration Rights Agreement. Please carefully read the Registration Rights Agreement and print and sign your name and your contact information where indicated.

(c)          Investor Qualification Questionnaire. Please complete the Investor Qualification Questionnaire. Please note that there are separate questionnaires for “individual,” “trust,” “partnership,” “corporation” and “limited liability company” purchasers. In order to participate in the offering, you must demonstrate that you are an accredited investor (as such term is defined in Section 501(c) of the Securities Act of 1933, as amended (the “Securities Act”)) and that you have such knowledge and expertise in business and financial matters and that you are capable of evaluating the merits and risks of an investment in Vistula Communications Services, Inc. (the “Company”).

A prospective purchaser must be sure to carefully and fully read the Private Offering Memorandum prior to returning the signed offering documents.

2.    Payment.

Payment of the purchase price may be made by wire transfer of the funds in accordance with the instructions set forth in the Stock and Warrant Purchase Agreement.

If you have any questions regarding making payment for the Units, please contact Chris Hepler of CRT Capital Group LLC at (203) 569-6855.

3.    Return of Offering Documents and Payment.

Your executed signature pages to the Stock and Warrant Purchase Agreement, Registration Rights Agreement and completed Investor Qualification and Selling Stockholder Questionnaires should be faxed to Chris Hepler of CRT Capital Group LLC at (203) 569-6890.

Originals of all signed offering documents should be sent to CRT Capital Group LLC, 262 Harbor Drive, Stamford, Connecticut 06902, Attention: Chris Hepler. If you have any questions, please contact Chris Hepler of CRT Capital Group LLC at (203) 569-6855.

2

INVESTOR QUALIFICATION QUESTIONNAIRE

Vistula Communications Services, Inc.

INVESTOR QUALIFICATION QUESTIONNAIRE

This questionnaire (the “Questionnaire”) is to be completed and delivered by facsimile to Chris Hepler of CRT Capital Group LLC at (203) 569-6890. Prior to acceptance of a proposed purchased by a prospective investor by Vistula Communications Services, Inc., certain conditions must be met.

INSTRUCTIONS:  This Questionnaire is to be completed and executed by prospective investors interested in purchasing Units, consisting of one share of common stock, $0.001 par value per share (the “Common Stock”), of Vistula Communications Services, Inc., a Delaware corporation (the “Company”), and eight-tenths of one warrant to purchase one share of Common Stock. The securities offered hereby are sometimes hereinafter referred to as the “Units.”  Purchasers must meet, among others, certain standards imposed by Regulation D as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), because the Units have not been registered under the Securities Act and are being sold in reliance upon the exemption provided by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. The undersigned acknowledges and agrees that the Company is relying on the undersigned’s representations contained in this Questionnaire and the related offering documents in determining whether to accept the proposed purchase of Units. The Company reserves the right to request additional information, financial or otherwise, from potential investors if necessary for verification purposes.

Please contact Chris Hepler of CRT Capital Group LLC at (203) 569-6855 if you have any questions in completing this Questionnaire.

A response should be provided to each and every question. If the answer to any question is “none” or “not applicable,” please so indicate.

Your answers will, at all times, be kept strictly confidential; however, everyone who agrees to purchase Units hereby agrees that the Company may present this Questionnaire to such parties as necessary in order to assure itself that the offer and sale of Units to you will not result in a loss of the exemption from registration under the Securities Act, which is being relied upon by the Company in connection with the sale of the Units.

Investors investing as:

Individual Investors should complete the Individual Investor Questionnaire beginning on page A-1.

Trusts should complete the Trust Questionnaire beginning on page B-1.

Partnerships should complete the Partnership Questionnaire beginning on page C-1.

Corporations should complete the Corporation Questionnaire beginning on page D-1.

Limited Liability Companies should complete the Limited Liability Company Questionnaire beginning on page E-1.

IMPORTANT:	Investor Name:
Please Complete
Offering Materials No.:

(from the cover of the Offering Materials)

INDIVIDUAL INVESTOR QUESTIONNAIRE

Vistula Communications Services, Inc.

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022

Attention: Keith Markley

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned’s proposed purchase of the Units described in the Private Offering Memorandum of Vistula Communications Services, Inc. (the “Company”) dated May 16, 2006 may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

If you are purchasing Units with your spouse, you must both sign the Signature Page (page A-5).

If you are purchasing Units with another person NOT your spouse, you must each fill out a separate Questionnaire. Please make a photocopy of pages A-1 to A-5 and (i) please fax both original completed Questionnaires to Chris Hepler of CRT Capital Group LLC at (203) 569-6890 (ii) and return both original completed Questionnaires to CRT Capital Group LLC, 262 Harbor Drive, Stamford, Connecticut 06902, Attention: Chris Hepler in the same envelope.

I.              PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS:

☐	Individual

☐	Joint Tenants (rights of survivorship)

☐	Tenants in Common (no rights of survivorship)

II.            PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.

☐	1.	I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

☐	2.	I had individual income* in excess of $200,000 in each of 2004 and 2005, and I reasonably expect individual income in excess of $200,000 for 2006.

☐	3.	My spouse and I had joint income* in excess of $300,000 in each of 2004 and 2005, and I reasonably expect joint income in excess of $300,000 for 2006.

☐	4.	I am a director and/or an executive officer of the Company as such terms are defined in Regulation D promulgated under the Securities Act of 1933, as amended.

III.           OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing Units with my spouse as co-owner, each of us certifies the following):

(a)                                  that I am at least 21 years of age;

(b)                                 that my purchase of Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

(c)                                  that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)           that one of the following is true and correct (check one):

*                  For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining “income”, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

Purchaser	Spouse, if Co-Owner
☐	☐	(i)	I am a United States citizen or resident of the United States for United States federal income tax purposes.

☐	☐	(ii)	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.           GENERAL INFORMATION

(a)           PERSONAL INFORMATION

Purchaser

Name:

Social Security or Taxpayer Identification Number

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Residence Telephone Number:
(Area Code)	(Number)

Residence Facsimile Number:
(Area Code)	(Number)

Name of Business:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Business Telephone Number:
(Area Code)	(Number)

Business Facsimile Number:
(Area Code)	(Number)

I prefer to have correspondence sent to:	☐	Residence	☐	Business

NASD Affiliation or Association of you or your spouse, if any:

If none, check here	☐

Spouse, if Co-Owner

Name:

Social Security or Taxpayer Identification Number:

Residence Address (if different from Purchaser’s):
(Number and Street)

(City)	(State)	(Zip Code)

Residence Telephone Number (if different from Purchaser’s):
	(Area Code)	(Number)

Name of Business (if different from Purchaser’s):

Business Address (if different from Purchaser’s):
(Number and Street)

(City)	(State)	(Zip Code)

Business Telephone Number (if different from Purchaser’s):
	(Area Code)	(Number)

I prefer to have correspondence sent to: ☐	Residence ☐	Business

NASD Affiliation or Association, if any:

If none, check here ☐

V.                                    SIGNATURE

The Signature Page to this Questionnaire is contained on page A-5, entitled Individual Signature Page.

INDIVIDUAL SIGNATURE PAGE

Vistula Communications Services, Inc.

1.            The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) he/she will notify Chris Hepler of CRT Capital Group LLC at (203) 569-6855 immediately if any material change in any of this information occurs before the acceptance of his/her proposed purchase and will immediately send confirmation of such change to the Company.

, 2006
Number of Units to be Purchased	Date

Name (Please Type or Print)

Signature

Name of Spouse if Co-Owner (Please Type or Print)

Signature of Spouse if Co-Owner

If you are purchasing Units with your spouse, you must both sign the Signature Page (page A-5).

If you are purchasing Units with another person NOT your spouse, you must each fill out a separate Questionnaire. Please make a photocopy of pages A-1 to A-5 and (i) please fax both original completed Questionnaires to Chris Hepler of CRT Capital Group LLC at (203) 569-6890 (ii) and return both original completed Questionnaires to CRT Capital Group LLC, 262 Harbor Drive, Stamford, Connecticut 06902, Attention: Chris Hepler in the same envelope.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IMPORTANT: Please Complete	Investor Name:

Offering Materials No.:

(from the cover of the Offering Materials)

TRUST QUESTIONNAIRE

Vistula Communications Services, Inc.

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022

Attention: Keith Markley

The information contained in this Questionnaire is being furnished in order determine whether the undersigned TRUST’s proposed purchase of the Units described in the Private Offering Memorandum dated May 16, 2006 of Vistula Communications Services, Inc. (the “Company”) may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

Note:  Retirement plans should complete the Questionnaire on pages B-1 to B-5.

I.                    PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE.

☐	1.	(a)	the TRUST has total assets in excess of $5,000,000; and

		(b)	the TRUST was not formed for the specific purpose of acquiring the Units; and

		(c)

the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

☐	2.	The grantor of the TRUST may revoke the TRUST at any time, the grantor retains sole investment control over the assets of the trust and

		(a)	the grantor is a natural person whose individual net worth* or joint net worth with the grantor’s spouse exceeds $1,000,000; or

		(b)	the grantor is a natural person who had individual income* in excess of $200,000 in each of 2004 and 2005, and who reasonably expects individual income in excess of $200,000 in 2006; or

		(c)

the grantor is a natural person who, together with his or her spouse, had joint income* in excess of $300,000 in each of 2004 and 2005, and who reasonably expects joint income in excess of $300,000 in 2006.

If you checked statement 2 in Section I and did not check statement 1, the Trust must provide a completed individual investor Questionnaire (pages A-I TO A-5) for each grantor.

II.                                     OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)                                  that the TRUST’s purchase of the Units will be solely for the TRUST’s own account and not for the account of any other person;

*                    For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining “income”, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b)                                 that the TRUST’s purchase of the Units is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire, the Stock and Warrant Purchase Agreement and the Registration Rights Agreement on behalf of the TRUST;

(c)                                  that the TRUST has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

(d)                                 that the TRUST’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(e)                                  that one of the following is true and correct (check one):

☐	(i)

the TRUST is an estate or trust whose income from sources outside of the United States is includible in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

☐	(j)

the TRUST is an estate or trust whose income from sources outside the United States is not includible in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the United States.

III.           GENERAL INFORMATION

(a)             PROSPECTIVE PURCHASER (THE TRUST)

Name:

Address:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)

State in which Formed:

Date of Formation:

Taxpayer Identification Number:

(b)            TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST

Name(s) of Trustee(s):

NASD Affiliation or Association of Trustee(s), if any:

If none, check here ☐

IV.          ADDITIONAL INFORMATION

A Trust must attach a copy of its declaration of trust or other governing instrument, as amended, as well as all other documents that authorize the Trust to invest in the Units. All documentation must be complete and correct.

V.            SIGNATURE

The Signature Page to this Questionnaire is contained on page B-5, entitled Trust Signature Page.

TRUST SIGNATURE PAGE

Vistula Communications Services, Inc.

1.            The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify Chris Hepler of CRT Capital Group LLC (203) 569-6855 immediately if any material change in any of this information occurs before the acceptance of the TRUST’s proposed purchase of Units and will immediately send written confirmation of such change to the Company.

2.            The undersigned TRUST hereby represents and warrants that the persons signing this Questionnaire on behalf of the TRUST are duly authorized to acquire the Units and sign this Questionnaire, the Stock and Warrant Purchase Agreement and the Registration Rights Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Units and enter into the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.

, 2006
Number of Units Proposed to be Purchased	Date

Title of Trust (Please Type or Print)
By:
Signature of Trustee
Name of Trustee:
(Please Type or Print)
By:
Signature of Co-Trustee
Name of Co-Trustee:
(Please Type or Print)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IMPORTANT: Please Complete	Investor Name:

Offering Materials No.:

(from the cover of the Offering Materials)

PARTNERSHIP QUESTIONNAIRE

Vistula Communications Services, Inc.

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022

Attention: Keith Markley

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP’s proposed purchase of the Units described in the Private Offering Memorandum dated May 16, 2006 of Vistula Communications Services, Inc. (the “Company”) may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.                                         PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE PARTNERSHIP.

☐ 1.                        Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following conditions:

(a)                                  The partner is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000.

(b)                                 The partner is a natural person whose individual income* was in excess of $200,000 in each of 2004 and 2005, and who reasonably expects individual income in excess of $200,000 in 2006.

☐ 2.                        Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had joint income* in excess of $300,000 in each of 2004 and 2005 and who reasonably expects a joint income in excess of $300,000 in 2006.

☐ 3.                        The undersigned PARTNERSHIP: (a) was not formed for the specific purpose of acquiring the Units; and (b) has total assets in excess of $5,000,000.

If you checked statement 1 or statement 2 in Section I and did not check statement 3, you must provide a letter signed by a general partner of the undersigned Partnership listing the name of each partner (whether a general or limited partner) and the reason (under statement 1 OR statement 2) such partner qualifies as an accredited investor (on the basis of net worth, individual income or joint income), or each partner must provide a completed individual investor Questionnaire (pages A-1 TO A-5).

II.            OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)                                  that the PARTNERSHIP’s purchase of the Units will be solely for the PARTNERSHIP’s own account and not for the account of any other person;

(b)                                 that the PARTNERSHIP’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)                                  that one of the following is true and correct (check one):

(i)   the PARTNERSHIP is a partnership formed in or under the laws of the United States or a political subdivision thereof.

(ii)  the PARTNERSHIP is not a partnership formed in or under the laws of the United States or a political subdivision thereof.

III.           GENERAL INFORMATION

(a)                                  PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:
(Area Code) (Number)

Facsimile Number:
(Area Code) (Number)

State in which Formed:

Date of Formation:

Taxpayer Identification Number:

Number of Partners:

NASD Affiliation or Association of the PARTNERSHIP, if any:

If none, check here	☐

(b)                                INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:

Position or Title:

IV.           SIGNATURE

The Signature Page to this Questionnaire is contained on page C-5, entitled Partnership Signature Page.

PARTNERSHIP SIGNATURE PAGE

_________________________

Vistula Communications Services, Inc.

_________________________

1.            The undersigned PARTNERSHIP represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify Chris Hepler of CRT Capital Group LLC at (203) 569-6855 immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP’s proposed purchase of Units and will immediately send written confirmation of such change to the Company.

2.            The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Questionnaire, the Stock and Warrant Purchase Agreement and the Registration Rights Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Units and sign the Stock and Warrant Purchase Agreement and the Registration Rights Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Units and enter into the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.

, 2006
Number of Units Proposed to be Purchased		Date

Name of Partnership (Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IMPORTANT:	Investor Name:
Please Complete
Offering Materials No.:

(from the cover of the Offering Materials)

CORPORATION QUESTIONNAIRE

_________________________

Vistula Communications Services, Inc.

_________________________

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022

Attention: Keith Markley

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION’s proposed purchase of the Units described in the Private Offering Memorandum dated May 16, 2006 of Vistula Communications Services, Inc. (the “Company”) may be accepted.

All information contained in this Questionnaire will be treated confidentially. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.              PLEASE CHECK EITHER STATEMENT 1 OR 2 BELOW THAT APPLY TO THE CORPORATION.

☐ 1.                     Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

(a)                                  The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

(b)                                 The shareholder (i) is a natural person who had individual income* in excess of $200,000 in each of 2004 and 2005 and who reasonably expects individual income in excess of $200,000 in 2006, or (ii) is a natural person who, together with his or her spouse, had joint income in excess of $300,000 in each of 2004 and 2005 and who reasonably expects joint income in excess of $300,000 during 2006; or

(c)                                  The shareholder is an entity that (i) was not formed for the specific purpose of acquiring any Units; and (ii) has total assets in excess of $5,000,000.

☐ 2.                     The undersigned CORPORATION: (a) was not formed for the specific purpose of acquiring any Units; and (b) has total assets in excess of $5,000,000.

If you checked statement 1 in Section I and did not check statement 2, you must provide a letter signed by an officer of the undersigned Corporation listing the name of each shareholder and the reason (under statement 1) why such shareholder qualifies as an accredited investor (on the basis of net worth, individual income or joint income), or each shareholder must provide a completed Individual Investor Questionnaire (pages A-1 TO A-5) or other Questionnaire acceptable to the Company.

*  For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining “income”, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

II.            OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)                                  that the CORPORATION’s purchase of the Units will be solely for the CORPORATION’s own account and not for the account of any other person or entity;

(b)                                 that the CORPORATION’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)                                  that one of the following is true and correct (check one):

☐  (i)                      the CORPORATION is a corporation organized in or under the laws of the United States or a political subdivision thereof.

☐  (ii)                   the CORPORATION is a corporation which is neither created nor organized in or under the United States or a political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGEMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

☐  (iii)                neither (i) nor (ii) above is true.

III.           GENERAL INFORMATION

(a)           PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:
(Area Code) (Number)

Facsimile Number:
(Area Code) (Number)

State of Incorporation:

Date of Formation:

Taxpayer Identification Number:

Number of Shareholders:

NASD Affiliation or Association of the Corporation, if any:

If none, check here     ☐

(b)                                INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:

Position or Title:

IV.           SIGNATURE

The Signature Page to this Questionnaire is contained on page D-5, entitled Corporation Signature Page.

CORPORATION SIGNATURE PAGE

_________________________

Vistula Communications Services, Inc.

_________________________

1.            The undersigned CORPORATION represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify Chris Hepler of CRT Capital Group LLC at (203) 569-6855 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION’s proposed purchase of the Units and will immediately send written confirmation of such change to the Company.

2.            The undersigned CORPORATION hereby represents and warrants that the person signing this Questionnaire on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Units and sign this Questionnaire, the Stock and Warrant Purchase Agreement and the Registration Rights Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Units and enter into the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.

, 2006
Number of Units Proposed to be Purchased		Date

Name of Corporation (Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

IMPORTANT:	Investor Name:
Please Complete
Offering Materials No.:

(from the cover of the Offering Materials)

LIMITED LIABILITY COMPANY QUESTIONNAIRE

_________________________

Vistula Communications Services, Inc.

_________________________

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022

Attention: Keith Markley

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned LIMITED LIABILITY COMPANY’s proposed purchase of the Units described in the Private Offering Memorandum dated May 16, 2006 of Vistula Communications Services, Inc. (the “Company”) may be accepted.

All information contained in this questionnaire will be treated confidentially. The undersigned LIMITED LIABILITY COMPANY (“LLC”) understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned LLC understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.                                        PLEASE CHECK EITHER STATEMENT 1 OR 2 BELOW THAT APPLY TO THE
LLC.

☐ 1.                     Each of the members of the undersigned LLC is able to certify that such member meets at least one of the following three conditions:

(a)                                  The member is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

(b)                                 The member (i) is a natural person who had individual income* in excess of $200,000 in each of 2004 and 2005 and who reasonably expects individual income in excess of $200,000 in 2006, or (ii) is a natural person who, together with his or her spouse, had joint income in excess of $300,000 in each of 2004 and 2005 and who reasonably expects joint income in excess of $300,000 during 2006; or

(c)                                  The member is an entity that (i) was not formed for the specific purpose of acquiring any Units; and (ii) has total assets in excess of $5,000,000.

☐ 2.                     The undersigned LLC: (a) was not formed for the specific purpose of acquiring any Units; and (b) has total assets in excess of $5,000,000.

If you checked statement 1 in Section I and did not check statement 2, you must provide a letter signed by the manager of the undersigned LLC listing the name of each member and the reason (under statement 1) why such member qualifies as an accredited investor (on the basis of net worth, individual income or joint income, etc.), or each member must provide a completed individual investor Questionnaire (pages A-1 TO A-5) or other questionnaire acceptable to the Company.

II.            OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)                                  that the LLC’s purchase of the Units will be solely for the LLC’s own account and not for the account of any other person or entity;

(b)                                 that the LLC’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)                                  that one of the following is true and correct (check one):

☐  (i)                        the LLC is a limited liability company organized in or under the laws of the United States or a political subdivision thereof.

☐  (ii)                     the LLC is a limited liability company which is neither created nor organized in or under the United States or a political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGEMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE QUESTIONAIRE IF THIS PROVISION IS APPLICABLE).

☐  (iii)                  neither (i) nor (ii) above is true.

III.           GENERAL INFORMATION

(a)           PROSPECTIVE PURCHASER (THE LLC)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:
(Area Code) (Number)

Facsimile Number:
(Area Code) (Number)

State of Formation:

Date of Formation:

Taxpayer Identification Number:

Number of Members:

NASD Affiliation or Association of the LLC, if any:

If none, check here       ☐

(b)                                INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE LLC

Name:

Position or Title:

IV.           SIGNATURE

The Signature Page to this Questionnaire is contained on page E-5, entitled LLC Signature Page.

LLC SIGNATURE PAGE

_________________________

Vistula Communications Services, Inc.

_________________________

1.            The undersigned LLC represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the LLC will notify Chris Hepler of CRT Capital Group LLC at (203) 569-6855 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned LLC’s proposed purchase of the Units and will immediately send written confirmation of such change to the Company.

2.            The undersigned LLC hereby represents and warrants that the person signing this Questionnaire on behalf of the LLC has been duly authorized by all requisite action on the part of the LLC to acquire the Units and sign this Questionnaire, the Stock and Warrant Purchase Agreement and the Registration Rights Agreement on behalf of the LLC and, further, that the undersigned LLC has all requisite authority to purchase the Units and enter into the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.

, 2006
Number of Units Proposed to be Purchased		Date

Name of LLC (Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION (IF AVAILABLE) UNDER THE SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

EXHIBIT B

VISTULA COMMUNICATIONS SERVICES, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Vistula Communications Services, Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of May       , 2006 (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of shares of Common Stock it wishes to have registered under the Registration Statement are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of shares of Common Stock (the “Registrable Securities”) hereby elects to include such shares owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.                                      Name.

                                                (a)           Full Legal Name of Selling Securityholder

                                                (b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

                                                (c)           Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.                                      Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.                                      Beneficial Ownership of Registrable Securities:

                                                (a)           Type and Principal Amount of Registrable Securities beneficially owned:

2

4.                                      Broker-Dealer Status:

                                                (a)           Are you a broker-dealer?

                                                                                Yes         No

                                                Note:      If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

                                                (b)           Are you an affiliate of a broker-dealer?

                                                                                Yes         No

                                                (c)           If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                                                                Yes         No

                                                Note:      If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.                                      Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

                                                (a)           Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

3

6.                                      Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX ASAP A COPY OF THE COMPLETED AND EXECUTED
NOTICE AND QUESTIONNAIRE TO:

Amanda Kirouac

Foley Hoag LLP

Fax: 617-832-7000

Tel:         617-832-3091

155 Seaport Boulevard

Boston, MA 02210

4

Exhibit C

May __, 2006

TO:         The Placement Agent and Each of the Investors Set Forth on Exhibit “A” hereto (the “Investors”)

       Re:          Vistula Communications Services, Inc.

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 4.1(g) of that certain Stock and Warrant Purchase Agreement dated May ___, 2006 (the “Purchase Agreement”), by and between Vistula Communications Services, Inc., a Delaware corporation (the “Company”), and the Investors. We have acted as counsel for the Company in connection with the proceedings relating to the offer and sale by the Company in a private placement through CRT Capital Group as Placement Agent of Units, as contemplated under the Company’s Offering Memorandum, dated May __, 2006, as supplemented by the Company’s Form 8-K dated May 2, 2006. Capitalized terms used in this opinion, unless specifically defined in this opinion, have the meanings given them in the Purchase Agreement.

In connection with this opinion we have examined, among other things, (i) the Purchase Agreement, (ii) the Registration Rights Agreement, (iii) the form of Warrant, (iv) the Agent’s Warrants, (v) the Escrow Agreement and (vi) the Placement Agency Agreement (the Placement Agency Agreement, the Purchase Agreement, the Registration Rights Agreement, the Warrants and the Agent’s Warrants are collectively referred to as the “Transaction Documents”) and (vii) such documents, corporate records and questions of law as we deemed necessary for the purposes of this opinion.

The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

(a)           We have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion.

(b)           We have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures or original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

(c)           As used in this opinion, the expression “to our knowledge” refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Transaction Documents and the transactions contemplated thereby.

(d)           For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Transaction Documents, and we are assuming that the representations and warranties made by the Investors in the Transaction Documents and pursuant thereto are true and correct.

(e)           Our opinion is based upon our knowledge of the facts as of the date hereof and assumes no event will take place in the future which would affect the opinions set forth herein other than future events contemplated by the Transaction Documents. We assume no duty to communicate with you with respect to any change in law or facts which comes to our attention hereafter.

(f)            In rendering the opinion in paragraph 1 with respect to legal existence and good standing of the Company in the State of Delaware, we have relied solely upon a certificate of the Secretary of State of Delaware and we express such opinion as of the date of such certificate.

(g)           In rendering the opinion expressed in paragraph 4(c) with respect to violations of existing obligations of the Company under any judgment, decree, etc., we have relied upon a certificate of the President, the Chief Executive Officer and the Chief Financial Officer (the “Certificate”) without further investigation.

(h)           In rendering the opinion expressed in paragraph 6 with respect to capitalization, we have relied upon the Certificate without further investigation.

2

(i)            In rendering the opinion expressed in paragraph 9 with respect to litigation and related proceedings, we have relied upon the Certificate without further investigation.

We have made such examination of Massachusetts law, federal law, and the Delaware General Corporation Law as we have deemed necessary for the purpose of this opinion. In rendering opinions concerning the Delaware General Corporation Law, we have relied exclusively upon a review of published statutes. We express no opinion herein as to the laws of any jurisdiction other than The Commonwealth of Massachusetts, the federal laws of the United States of America and the Delaware General Corporation Law.

The opinions expressed herein are qualified to the extent that (1) the enforceability of any provisions of the Transaction Documents or any instrument or of any right granted thereunder may be subject to or affected by any bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar law of general application relating to or affecting the rights or remedies of creditors generally, which law may be in effect from time to time, (2) the remedy of specific performance or any other equitable remedy may be unavailable or may be withheld as a matter of judicial discretion, (3) equitable principles and principles of public policy may be applied in construing or enforcing the provisions of the Transaction Documents or of any other agreement, instrument or document, and (4) the enforceability, validity or binding effect of any remedial provision of the Transaction Documents may be limited by applicable law which may limit particular rights and remedies but not so as to interfere materially with the practical realization of the benefits intended to be provided to you by the Transaction Documents. In addition, the opinions expressed herein are subject to the qualification that the enforcement of any of your rights are in all cases subject to the your implied duty of good faith and fair dealing.

We express no opinion herein as to the validity or enforceability of any provision of the Transaction Documents or any other instrument or document to the extent that such provision purports to (1) constitute a waiver by the Company of any statutory right except where advance waiver is expressly permitted by the relevant statute; (2) require the Company to indemnify or to hold harmless you or any other person or entity from the consequences of any negligent or other wrongful act or omission of you or such other person or entity; (3) provide for indemnification or contribution by the Company in connection with the Transaction Documents, the transactions contemplated thereby or otherwise to the extent such indemnification or contribution may be limited by applicable laws or as a matter of public policy; or (4) constitute a waiver of any right to a hearing on or adjudication of any issue or the right to trial by jury. We express no opinion with respect to whether any of the provisions of the Transaction Documents or the transactions contemplated by the Transaction Documents comply with the usury laws of any jurisdiction.

Based on the foregoing, we are of the opinion that, as of the date hereof:

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1.             The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business as described in the Offering Memorandum.

2.             The Company has full corporate power and authority to execute, deliver and enter into all of the Transaction Documents and to consummate the transactions contemplated thereby. All action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company’s obligations thereunder has been taken.

3.             Each of the Transaction Documents has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4.             The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby will not (a) result in the violation of the Company’s certificate or incorporation or by-laws (each as amended to date), (b) result in any violation of any federal law of the United States of America or the General Corporation Law of the State of Delaware applicable to the Company, (c) violate any existing obligation of the Company under any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company and of which we have knowledge, without any inquiry; or (d) with or without notice and/or the passage of time, conflict with or result in the material breach or termination of any material term or provision of, or constitute a material default under, or cause any acceleration of any material obligation under, or to our knowledge, cause the creation of any material lien, charge or encumbrance upon the material properties or assets of the Company pursuant to any other document, agreement or instrument filed as an exhibit to the Post-Effective Amendment No. 1 to the Form SB-2 filed April 11, 2006 to which the Company is a party, except for such conflicts and defaults, as would not, individually or in the aggregate, have a Material Adverse Effect or for which a consent and waiver have been obtained.

5.             No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority (other than as have been obtained) is required to be obtained by the Company in connection with the authorization, execution and delivery of the Transaction Documents or the consummation of the transactions contemplated thereby, including, without limitation, the issue and sale of any of the Securities, except as may be required by state securities laws or the filing of a Form D with the Securities and Exchange Commission.

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6.             The authorized capital stock of the Company is as described in the Memorandum. All of the issued and outstanding shares of the Company’s common stock have been duly authorized and validly issued and are fully paid, non-assessable and free of statutory pre-emptive rights. The Shares to be sold pursuant to the Purchase Agreement have been duly authorized and, when issued and paid for in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and non-assessable. The Warrant Shares and the Agent’s Warrant Shares have been duly and validly reserved for issuance and when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable.

8.             Assuming the accuracy of the representations of the Investors contained in the Purchase Agreement and the compliance by the Placement Agent with its obligations with respect to the offer and sale of the Units under the Placement Agency Agreement, the offer and sale of the Units under the Purchase Agreement, the issuance of the Agent’s Warrants under the Placement Agency Agreement, and the issuance of the Warrant Shares upon exercise of the Warrants and the Agent’s Warrant Shares upon the exercise of the Agent’s Warrants are or will be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

9.             To our knowledge, without any inquiry (including, without limitation, without any docket search or other inquiry), there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency, which challenges the validity of any actions taken or to be taken by the Company pursuant to the Purchase Agreement or the transactions contemplated thereby.

This opinion is furnished to the Investors solely for their benefit in connection with the transactions described above and, except as otherwise expressly set forth herein, may not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,

FOLEY HOAG LLP

By:
A Partner

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Exhibit D

Registration Rights Agreement

[See Exhibit 99.3 to this current report]

Exhibit E

Form of Warrant

[See Exhibit 99.4 to this current report]

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Exhibit F

Plan of Distribution

We are registering the shares offered by this prospectus on behalf of the selling stockholders. The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling stockholders gift, pledge or otherwise transfer the shares offered hereby, such transferees may offer and sell the shares from time to time under this prospectus, provided that this prospectus has been amended under Rule 424(b)(3) or other applicable provision of the Securities Act to include the name of such transferee in the list of selling stockholders under this prospectus.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance

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of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders might be, and any broker-dealers that act in connection with the sale of securities will be, deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals will be deemed to be underwriting discounts or commissions under the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

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We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus. The selling stockholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act.

The shares offered hereby were originally issued to the selling stockholders pursuant to an exemption from the registration requirements of the Securities Act. We have agreed with the selling stockholders to keep the registration statement that includes this prospectus effective until the earlier of (1) two years or (2) until all Registrable Securities included thereunder are freely saleable (without restriction, except with regard to Registrable Securities held by persons deemed to be “affiliates” of the Company) or have been disposed of pursuant to a registration statement or all transfer restrictions or legends have otherwise been removed. We have agreed to pay all expenses in connection with this offering, but not including underwriting discounts, concessions, commissions or fees of the selling stockholders or any fees and expenses of counsel or other advisors to the selling stockholders.

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